UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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                             Sterling Capital Funds

            (Name of Registrant as Specified In Its Charter)

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434 Fayetteville Street, Fifth Floor

Raleigh, North Carolina 27601

800-228-1872

www.sterlingcapitalfunds.com

Sterling Capital Long/Short Equity Fund

Dear Shareholder,

The purpose of the enclosed information statement is to inform shareholders of the Sterling Capital Long/Short Equity Fund (the “Fund”), a series of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), of a new subadvisory agreement between Sterling Capital Management LLC (the “Manager”), the Fund’s investment adviser, and Emancipation Capital LLC (“Emancipation Capital”).

The Manager entered into a new subadvisory agreement, dated August 5, 2014 with Emancipation Capital pursuant to which the Manager engaged Emancipation Capital, with the approval of the Trust’s Board of Trustees, to serve as a subadvisor to each of the Funds beginning on October 9, 2014.

After careful consideration, on August 21, 2014, the Trust’s Board of Trustees approved and adopted the subadvisory agreement between the Manager and Emancipation Capital.

As a matter of regulatory compliance, we are sending you this information statement, which describes the current management structure of the Fund, and the terms of the new subadvisory agreement with Emancipation Capital.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Should you have any questions or need additional information, please call Sterling Capital Funds at 800-228-1872.

Sincerely,

/s/ James T. Gillespie

James T. Gillespie

President, Sterling Capital Funds

October 9, 2014

434 Fayetteville Street, Fifth Floor

Raleigh, North Carolina 27601

800-228-1872

www.sterlingcapitalfunds.com

Sterling Capital Long/Short Equity Fund

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at www.sterlingcapitalfunds.com.

This information statement is being furnished by the Board of Trustees (the “Board” or the “Trustees”) of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), to the shareholders of the Sterling Capital Long/Short Equity Fund (the “Fund”), a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (the “Exemptive Order”). The Exemptive Order permits the Trust’s investment adviser to appoint and replace unaffiliated subadvisors and enter into, amend or terminate subadvisory agreements with unaffiliated subadvisors on behalf of the Funds with the approval of the Trustees of the Trust, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about October 9, 2014.

I. The Trust and its Advisory Agreement

The Trust has entered into an investment advisory agreement with respect to each Fund with Sterling Capital Management LLC (the “Manager”) dated October 1, 2010, as thereafter amended (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Manager may select one or more subadvisors to manage the investment portfolio of the Fund. The Manager reviews and monitors the performance of subadvisors on an ongoing basis and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager may also allocate the Fund’s assets among multiple subadvisors. The portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives an advisory fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Fund. The Fund, therefore, pays no fees directly to the subadvisors. Under the Advisory Agreement, the Fund pays the Manager a fee equal to 1.50% per annum of the average daily net assets of the Fund. The aggregate advisory fees paid by the Fund during the period from inception until August 31, 2014 was $824,885.47. The Manager also provides administrative services to the Fund pursuant to a separate administration agreement, dated October 1, 2010, as thereafter amended, and receives compensation from the Fund for these services.

The Manager recommends subadvisors for the Fund to the Trustees of the Trust based upon the Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadvisor, and the Manager does not expect to recommend frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. A subadvisor does not provide any services to the Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transactions as permitted by Sections 17(a) and 17(e) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and the terms of any exemptive order issued by the Securities and Exchange Commission. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

II. Sanborn Killcollin Partners, LLC and the Previous Subadvisory Agreement

Under a subadvisory agreement dated September 16, 2013 (the “Previous Subadvisory Agreement”), the Manager delegated a portion of its portfolio management responsibilities for the Fund to Sanborn Kilcollin Partners, LLC (“Sanborn Kilcollin”). The Previous Subadvisory Agreement required Sanborn Kilcollin to invest and manage, subject to the supervision of the Manager, a portion of the assets of the Fund. In connection with these services, Sanborn Kilcollin was obligated to make periodic reports to the Manager.

The subadvisory fee was accrued daily and paid monthly at the annual rate of one percent (1.00%) of the Fund’s average daily net assets. For the period from inception until August 31, 2014, the Manager paid Sanborn Kilcollin $147,347.58 for subadvisory services to the Fund.

Under the Previous Subadvisory Agreement, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of Sanborn Kilcollin, or (ii) a violation by the Fund caused by Sanborn Kilcollin of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Propsectus or any written guidelines, policies or instructions provided in writing by the Trust’s Board of Trustees or the Manager, Sanborn Kilcollin was not subject to any liability to the Manager, the Fund or any shareholder of the Fund.

The Trustees approved the Previous Subadvisory Agreement at a meeting held on November 21, 2013.

III. Emancipation Capital, LLC and the New Subadvisory Agreement

At an in-person meeting held on August 21, 2014, the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), discussed the Previous Subadvisory Agreement between the Manager and Sanborn Kilcollin, which was terminated by Sanborn Kilcollin in connection with the unwinding of its business. The Trust’s Board of Trustees approved the appointment of Emancipation Capital, LLC as a replacement subadvisor (“Emancipation Capital” or the “Subadvisor”) to the Funds effective on or about October 9, 2014 pursuant to a subadvisory agreement with Emancipation Capital dated August 5, 2014 (the “New Subadvisory Agreement”). Therefore, effective on or about October 9, 2014, Sanborn Kilcollin will no longer serve as subadvisor to the Fund, and a portion of the Fund’s portfolio will be subadvised by Emancipation Capital, which uses its own methodology to select portfolio investments that are consistent with the Funds’ investment objectives and principal investment strategies.

In evaluating candidate firms, the Manager reviewed each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire Emancipation Capital was based on the Manager’s belief that Emancipation Capital is a high-quality investment adviser with a demonstrated ability to select long or short positions in equity securities, and to manage the overall risk of the Funds’ portfolios.

The New Subadvisory Agreement requires the Subadvisor to provide equitable treatment that is consistent with its fiduciary obligations to the Fund in the allocation of investment opportunities. The New Subadvisory Agreement has an initial term ending December 31, 2015, and then continues in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually by the Trust’s Board of Trustees or by vote of the holders of a majority of the outstanding shares of the Funds and by vote of a majority of the Independent

Trustees cast in person at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement is terminable by the Manager, without payment of penalty, on 60 days’ written notice to Emancipation Capital either by approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or on 60 days’ written notice by Emancipation Capital, without payment of penalty. The New Subadvisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or upon the termination of the Advisory Agreement.

For its services and expenses incurred under the New Subadvisory Agreement, Emancipation Capital is entitled to a subadvisory fee, payable by the Manager. Because the fees paid to the Subadvisor under the New Subadvisory Agreement are not paid by the Fund but are paid by the Manager out of the advisory fees the Manager receives from the Fund, there is no change in the advisory fee paid by the Fund as a result of the termination of the subadvisory agreement with Sanborn Kilcollin or the appointment of Emancipation Capital as sub-advisor to the Fund.

The subadvisory fee is computed daily and paid monthly at the annual rate of one percent (1.00%) of the Fund’s average daily net assets of the Fund that are overseen by the Subadvisor.

The New Subadvisory Agreement provides that the Subadvisor will not be responsible for any loss sustained by reason of a mistake of law or error of judgment by the Subadvisor, except by reason of (a) the Subadvisor’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Manager or (b) the Subadvisor’s willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties.

The New Subadvisory Agreement is attached as Exhibit A.

Information about Emancipation Capital

The following is a description of Emancipation Capital. Emancipation Capital is not affiliated with the Manager. The information set forth in this Information Statement concerning Emancipation Capital and its respective affiliates has been provided to the Fund by Emancipation Capital.

Emancipation is located at 825 Third Avenue, 33rd Floor, New York, NY 10022. Emancipation Capital has approximately $74.6 million in assets under management as of June 30, 2014.

Emancipation Capital Directors and Officers

Charles Frumberg is the managing member of Emancipation Capital.

Information about the principal executive officers of Emancipation Capital is set forth below. The address of the corporate headquarters for Emancipation Capital is 825 Third Avenue, 33rd Floor, New York, NY 10022.

Name	Title
Charles Frumberg	Managing Member
Joo-Hun Kim	Head of Research
Chistopher Wallace	Chief Compliance Officer, Head of Trading

IV. Board of Trustees’ Recommendation

The Board of Trustees, at meetings held on August 20-21, 2014 formally considered (i) the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager and (ii) the continuance of the sub-advisory agreements between the Manager and each of Lucas Capital Management, Gator Capital Management and Highland Capital Healthcare Advisors, L.P. (together with Emancipation Capital, the “Sub-Advisers”) with respect to the Fund (the “Sub-Advisory Agreements”). At the same meeting, the Board of

Trustees also formally considered the approval of the New Subadvisory Agreement with Emancipation Capital (together with the Advisory Agreement and the Sub-Advisory Agreements, the “Agreements”) for the Fund.

With respect to the Fund, the Trustees’ determination to approve the New Subadvisory Agreement was based on a comprehensive evaluation of all information provided to them. In the process of considering the New Subadvisory Agreement, the Trustees considered information regarding, among other things, the nature, extent and quality of services to be provided by the Manager and Emancipation Capital. The Trustees noted that the Manager would dedicate personnel and resources to overseeing Emancipation Capital’s activities with respect to the Fund and that the Manager would provide each Sub-Adviser with investment parameters with respect to the Sub-Adviser’s management of a portion of the Fund’s assets. With respect to each Sub-Advisory Agreement, the Trustees received detailed presentations from each of the Sub-Advisers that included information regarding, among other things, each Sub-Adviser’s risk management approach, its experience with respect to comparable investment strategies, and the qualifications and experience of the proposed portfolio management team.

In their deliberations regarding the New Subadvisory Agreement, each Trustee attributed different weights to various factors involved in an analysis of the New Subadvisory Agreement, and in each case no factor alone was considered determinative. The Trustees determined that the arrangement between the Fund and the Manager, or between the Manager and the Sub-Advisers, as applicable, as provided in the Agreements, was fair and reasonable and that the approval of the New Subadvisory Agreement was in the best interests of the Fund and its shareholders.

The Trustees considered the following factors, among others, in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

The Trustees received and considered information regarding the nature, extent, and quality of the services expected to be provided to the Fund under the Agreements. The Trustees considered the expertise of the Fund’s proposed portfolio management team generally and the proposed services to be provided to the Fund by the Manager and the Sub-Advisers. The Board also considered the Manager’s specific responsibilities with respect to oversight of the Sub-Advisers as well as the qualifications, experience and responsibilities of the other key personnel that would be involved in the day-to-day activities of the Fund. The Trustees concluded that the nature and quality of services that the Manager and the Sub-Advisers would provide to the Fund appeared consistent with both those already provided to the Funds by the Manager as well as with industry norms.

The Trustees received information concerning the investment philosophy and investment processes to be applied by the Adviser and the Sub-Advisers in managing the Fund as well as the Adviser’s and each Sub-Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and reviewed each Sub-Adviser’s compliance policies and procedures. The Trustees considered the procedures of the Adviser and the Sub-Advisers designed to fulfill the Adviser’s and each Sub-Adviser’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser’s and each Sub-Adviser’s code of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Adviser and the Sub-Advisers, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Adviser and the Sub-Advisers was or was expected to be satisfactory or better.

Investment Performance

The Trustees noted that the Fund was relatively new and therefore had limited operating history on which to judge its performance record. The Trustees considered that Emancipation Capital does not currently offer stand-alone investment products comparable to the Fund, and determined that comparable performance information with respect to other clients of the Emancipation Capital would not provide suitable comparison information for evaluation of the New Subadvisory Agreement. The Trustees concluded, however, that the Manager and the Sub-Advisers possessed the personnel and resources capable of producing attractive and competitive returns for the Fund.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged or to be charged by the Manager to the Fund. The Trustees concluded that the proposed contractual fees were fair and reasonable.

As part of their review, the Trustees considered benefits to the Manager aside from investment advisory fees. The Trustees reviewed administration fees received by the Manager and considered the fallout benefits to the Manager such as the research services available to the Manager by reason of brokerage commissions generated by the Fund’s turnover. The Trustees also considered benefits to the Manager’s affiliates, including brokerage commissions received by an affiliate of the Manager for executing certain trades on behalf of the Fund. With respect to these trades, the Trustees considered the Manager’s assurances that such trades were effected in accordance with board approved procedures.

The Trustees also noted that, with respect to the Fund, the Manager did not currently offer stand-alone investment products comparable to the Fund and therefore concluded that comparable fee information with respect to other clients of the Manager would not provide suitable comparison information for evaluation of the Advisory Agreement.

The Trustees also considered the reasonableness of the advisory fees in the context of the profitability of the Advisers. In determining whether the investment advisory and subadvisory fees (collectively, the “investment advisory fees”) were reasonable, the Trustees reviewed profitability information provided by the Manager with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented the Manager’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Manager. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and subadvisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Manager as a result of its relationships with the Fund was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Agreements with the Manager and the Sub-Advisers were fair and reasonable, in light of the services and benefits provided or expected to be provided to the Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Fund’s assets. The Trustees found that the asset levels of the Fund were not currently so large as to warrant formal contractual breakpoints and the Fund was unlikely to build its assets to such a point during the initial term of the New Subadvisory Agreement.

V. Additional Information

The Manager, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, serves as investment adviser and administrator to the Trust. The Manager is an independently managed subsidiary of BB&T Corporation (“BB&T”). BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. The Manager, located at 434 Fayetteville Street, 5th Floor, Raleigh, NC 27601, serves as each Fund’s administrator. Sterling Capital Distributors, LLC (the “Distributor”), located at 899 Cassatt Rd., 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as distributor to the Fund.

Financial Information

The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by writing to Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762, by calling (800) 228-1872, or by accessing the Funds’ website at www.sterlingcapitalfunds.com.

Beneficial Owners and Management Ownership

As of August 29, 2014, the following persons or entities owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund:

Fund	Class	Shareholder	Number of Shares Owned	Percentage Held
Sterling Capital Long/Short Equity Fund	Class A	BB&T Collateral Loan ACCT FBO Rachid Mghari PO Box 1792 Fuquay Varina, NC 27526-4792	13,379.147	7.377%
		Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	11,388.933	6.2797%
		Michael Eugene France 506 Hutchenson Road Seymour, TN 37865-4818	9,569.378	5.2764%
	Class C	Louis H Beall Jr Revocable Living Trust DTD 3/25/2013 Louis H Beall Jr DMD TTEE Cash 1479 St Charles Place Tallahassee, FL 32308-3894	4,629.630	16.0822%
		BB&T Securities IRA C/F Marcia W. Herbert 783 Marcy Trail Elon, NC 27244-7559	3,629.764	12.6089%
		NFS LLC FEBO David Michael Belej Lynnette Belej 210 Ridge Crest Drive West Chester, PA 19382	2,291.476	7.9600%
		Catherine E. McQuade LIV TR DTD 4/28/2006 Cathy McQuade $ Mat tMcQuade TTEES 110 Wilderness View Yorktown VA	2,276.867	7.9093%
		Don Levey and Charlotte A Levey JTWROS 105 Riley Street Beckley, WV 25801-5537	2,264.493	7.8663%
		BNYM I S Trust Co CUST IRA FBO Janel L. Shaw 116 Northbanks Road Elizabeth City, NC 27909-8511	2,010.119	6.9827%

Fund	Class	Shareholder	Number of Shares Owned	Percentage Held
	Class I	NFS LLC FEBO BBT CO DBA Wilbranch & CO FBO Non-ERISA Clients Cash PO Box 2887 Wilson, NC 27894	3,926,159.406	44.5375%*
		Charles Schwab & Co Inc Special Custody Acct FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,197,212.147	13.5809%

*Any shareholder who holds beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a “controlling person” of the Fund under the 1940 Act until such time as it holds beneficially less than 25% of the outstanding shares of the Fund.

As of December 31, 2013, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Ownership of Shares

As of August 31, 2014, the following number of shares of each Fund were outstanding:

Fund	Class	Shares Outstanding on August 31, 2014
Sterling Capital Long/Short Equity Fund	Class A Shares	185,121.230
	Class C Shares	29,239.773
	Institutional Shares	8,815,055.926

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made this 5th day of August, 2014, between Sterling Capital Management LLC (the “Adviser” or “Sterling”) and Emancipation Capital, LLC (the “Sub-Adviser”).

WHEREAS, Sterling Capital Funds, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated October 1, 2010, as amended, (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to Sterling Capital Long/Short Equity Fund (the “Fund”), which is a series of the Trust, and provides certain related services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.         Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage that portion of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

a.         In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time. Notwithstanding anything to the contrary set forth herein, the Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Trust, the Fund or the Adviser, the Sub-Adviser does not have access to the Trust’s books and records relating to the Fund (including the assets managed by any other sub-advisers to the Adviser and the Fund), and that the Sub-Adviser is not responsible for meeting or monitoring the Fund’s compliance with the income and asset diversification requirements of Section 851 of the Code or the other provisions of Subchapter M of the Code applicable to the Fund. For the avoidance of doubt, the Sub-Adviser acknowledges that with respect to the portion of the Fund’s assets entrusted to it from time to time under this Agreement, the Sub-Adviser is responsible for monitoring compliance with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each may be amended from time to time.

In addition, the Sub-Adviser agrees that with respect to the Assets, the Sub-Adviser shall at all times ensure that its trading of “commodity interests,” as defined in the Commodity Exchange Act, as amended, satisfies the trading tests set forth in the Commodity Futures Trading Commission Rule 4.5(c)(2)(iii)(A) or (B). The Sub-Adviser shall promptly notify the Adviser if the Sub-Adviser fails to comply with this requirement.

b.         The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash. The Sub-Adviser will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Fund’s Prospectus or as the Board of Trustees or the

Adviser may direct in writing from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Adviser and the Board of Trustees. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub- adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage= commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

c.         The Sub-Adviser shall maintain and keep all books and records required to be maintained by registered investment advisers, and shall provide the Fund with all records and other information relating to the Assets as may be needed for the Fund to comply with subparagraphs (b)(5) [brokerage orders] , (6) [non-brokerage portfolio purchases] , (7) [option transactions] , (9) [brokerage allocations/commissions], (10) [persons authorized to approve purchase or sale of securities] and (11) [advisory materials] and paragraph (f) [books and records required to maintained by registered investment advisers] of Rule 3 la-1 under the 1940 Act. The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies therof) shall transfer said records to the Adviser. The Sub-Adviser shall maintain and enforce industry standard security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

d.         The Sub-Adviser will be available to meet (which meetings may be held telephonically at the option of the Adviser) with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time such information that the Adviser reasonably believes appropriate for this purpose in accordance with general industry standards. From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request in accordance with general industry standards. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund pursuant to this Agreement for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing. Upon reasonable notice, the Sub-Adviser will make its officers and employees available to meet (which meetings may be held telephonically at the option of the Adviser) with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder (which may be provided in confidence directly to the Board of Trustees).

      i.         The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall also provide the Adviser with such information upon the request of the Adviser. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon request of the Adviser. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

      The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Trust from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

      ii.         In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser is entitled to assume that each of the Adviser and the Fund has the necessary level of experience and knowledge in order to understand the risks involved in the services provided and the transactions carried out by the Sub-Adviser on behalf of the Adviser and the Fund. The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

      iii.         The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Trust’s Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.         Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the foregoing, in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.         Delivery of Documents.

a.         The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

i.         The Trust’s Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

ii.         By-Laws of the Trust; and

iii.       Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

b.         The Sub-Adviser has furnished the Adviser with copies of each of the following documents, as applicable (and Adviser acknowledges receipt of the same):

i.         A list of public companies and registered broker-dealers affiliated with the Sub-Adviser;

ii.         A list of entities that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Advisers;

iii.         The Sub-Adviser’s Form ADV (including Part 2, thereof) (at least 48 hours prior to the Agreement becoming effective);

iv.         The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act; and

v.         The Sub-Adviser’s most recent audited financial statements.

The Sub-Adviser agrees to provide the Adviser with copies of any changes, amendments, modifications or supplements to the above documents.

4.         Certain Representations and Warranties of the Sub-Adviser.

a.         The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

b.         The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will adhere to the Fund’s investment objectives, policies and restrictions contained therein.

c.         The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

d.         The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) to the best knowledge of the Sub-Adviser, any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

e.         The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.         Compliance.

a.         The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to

Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the

Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

i.         The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

ii.         The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

iii.         The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser relating to the Assets at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents. In connection with such cooperation as it relates to records relating to trading by employees, the Sub-Adviser shall disclose (i) any and all violations of the Sub-Adviser’s code of ethics by associated persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement. The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof.

6.         Compensation to the Sub-Adviser.

a.         For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement. The fee will be computed daily based on the average daily net assets of the Fund overseen by the Sub-Adviser pursuant to this Agreement and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

b.         For purposes of this Section 6 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

i.         Expenses. The Sub-Adviser shall bear all of its expenses (excluding, but not limited to, brokerage costs and commissions, stamp duties, custodian fees, auditors’ fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities, including stamp duties; currency conversion costs; leverage costs; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

7.         Standard of Care and Liability of Sub-Adviser. The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser, but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under Section 8, “Disqualifying Conduct”). The Adviser acknowledges that the Sub-Adviser makes no warranty, express or implied, as to the performance or profitability of the Assets or the success of any investment strategy recommended by the Sub-Adviser.

8.         Disclosure Regarding the Sub-Adviser.

a.         The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

b.         The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, (iii) any reorganization or change in control of the Sub-Adviser, as defined under the 1940 Act, and (iv) any changes in the principal portfolio managers of the Assets or senior management of the Sub-Adviser.

9.         Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a fidelity bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

10.         Duration and Termination.

a.         This Agreement shall remain in full force until December 31, 2015 or terminated as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act.

b.         This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement immediately upon notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

c.         If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

d.         This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

e.         The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

f.         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11.         Confidentiality.

a.         Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

b.         The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

i.         Will use the Holdings Information exclusively for the purposes of providing services pursuant to this Agreement that may benefit the Fund;

ii.         Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

iii.         Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

iv.         Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

12.         Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. Adviser acknowledges that Sub-Adviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Assets). In addition, advice provided by the Sub-Adviser may differ from advice given by its affiliates.

13.         Use of Names.

a.         The Sub-Adviser acknowledges and agrees that the name Sterling Capital (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name Sterling Capital, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Sterling Capital, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the Financial Industry Regulatory Authority. The Adviser, for itself and on behalf of the Trust, acknowledges and agrees that the names Emancipation Capital, and all related names, marks, and trade dress (collectively, the “Sub-Adviser Marks”), and abbreviations or logos associated with such names, are the valuable property of the Sub-Adviser and its affiliates; that the Sub-Adviser and its affiliates have the right to use such name, abbreviations and logos; and that the Adviser and Trust shall use the Sub-Adviser Marks, and associated abbreviations and logos, only in connection with the conduct of the business of the Fund for so long as this Agreement is in effect and not thereafter. The Adviser and the Trust shall not modify the Sub-Adviser Marks.

14.         Indemnification.

a.         The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any breach by the Sub-Adviser of the standard of care, as set out in Section 8 of the Agreement; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise. The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents. The Sub-Adviser’s agreement in this Section 15(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

b.         The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, trustees/directors, officers, employees and agents. The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

c.         Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought

(a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or target of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

15.         Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

16.         Severability. Should any part of this Agreement be held, invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17.         Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

 To the Adviser:

 434 Fayetteville Street, 5th Floor,

 Raleigh, NC 27601

 To the Sub-Adviser at:

 825 Third Avenue, 33rd Floor,

 New York, NY 10022

18.         Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by an written guidance or no-action relief issued or granted by the staff of the SEC. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

19.         Entire Agreement; Amendment. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.

20.         Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

21.         Force Majeure. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser will not be responsible or liable for its failure to perform under this Agreement or for any losses to the Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to, nationalization, expropriation, devaluation, seizure, or similar unusual actions by any governmental authority, de facto or de jure.; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or acts of war, terrorism, insurrection or revolution; or acts of God (collectively, “Force Majeure Events”). The Sub-Adviser will endeavor to recommence performance or observance as soon as reasonably practicable following the occurrence of a Force Majeure Event, in a manner consistent with its obligations under the Advisers Act and the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

STERLING CAPITAL MANAGEMENT LLC	EMANCIPATION CAPITAL, LLC

By:	By:

Appendix A

Fee Schedule

Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Fund	Fee Rate (as a Percentage of Average Net Assets Overseen by the Sub-Adviser)

Sterling Capital Long/Short Equity Fund	1.00%